UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1512

                         Oppenheimer Capital Income Fund
                         -------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------
                       Date of fiscal year end: August 31
                                                ---------

          Date of reporting period: September 1, 2003 - August 31, 2004
                                    -----------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------
Oil & Gas                                          10.0%
--------------------------------------------------------
Tobacco                                             4.6
--------------------------------------------------------
Commercial Banks                                    4.4
--------------------------------------------------------
Insurance                                           4.2
--------------------------------------------------------
Diversified Financial Services                      3.3
--------------------------------------------------------
Specialty Retail                                    3.2
--------------------------------------------------------
Aerospace & Defense                                 2.0
--------------------------------------------------------
Pharmaceuticals                                     1.9
--------------------------------------------------------
Industrial Conglomerates                            1.7
--------------------------------------------------------
Commercial Services & Supplies                      0.8

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------
Kinder Morgan Management LLC                        4.3%
--------------------------------------------------------
Kinder Morgan, Inc.                                 3.7
--------------------------------------------------------
Altria Group, Inc.                                  3.7
--------------------------------------------------------
Citigroup, Inc.                                     2.9
--------------------------------------------------------
CSK Auto Corp.                                      2.7
--------------------------------------------------------
Everest Re Group Ltd.                               2.5
--------------------------------------------------------
Bank of America Corp.                               1.6
--------------------------------------------------------
Washington Mutual, Inc.                             1.5
--------------------------------------------------------
Raytheon Co.                                        1.4
--------------------------------------------------------
U.S. Bancorp                                        1.3

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.


                       8 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                                             36.6%
Bonds and Notes                                    31.5
Convertible Corporate Bonds and Notes              15.5
Convertible Preferred Stock and Structured Notes   11.3
Cash Equivalents                                    5.1

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on total investments.
--------------------------------------------------------------------------------


                       9 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. On both an absolute and relative basis, the Fund enjoyed strong results during its fiscal year, even after a challenging environment for the stock market in the summer of 2004. The Fund's outperformance can be attributed to successful stock selection, and especially to our decisions to stick to our management approach during a difficult environment in early 2003 and remain confident in many of our holdings. Also, the Fund was helped by a significant weighting in convertible securities, which benefited from a rising stock market as well as from contracting credit spreads during most of the period.

      As of August 31, 2004, the Fund's asset allocation stood at approximately 36.6% of the portfolio in stocks, 31.5% in bonds and notes and 15.5% in convertible corporate bonds and notes, 11.3% in convertible preferred stock and structured notes, and 5.1% in cash equivalents. This represents a modest increase in the Fund's equity weighting, representing our increasing conviction that the 2004 market downturn helped create attractively valued investment opportunities.

      As the period progressed, we looked to reduce our weighting in convertible bonds. Many of the Fund's holdings in this area enjoyed very strong performance, especially its lower-quality, higher-yielding securities. As they appreciated, however, we believed that these bonds offered insufficient reward potential to compensate for their risk. Accordingly, we sold some of our convertibles to lock in gains, believing that equity securities generally offered the better relative values.

      In managing the portfolio's stock component, we made no broad strategic changes but implemented subtle shifts based on market conditions. As always, our overall approach was to seek to take advantage of opportunities presented by the market, while selling securities when we identified excessive risks. During the period, we modestly reduced our exposure to financial stocks, which we often have favored because of their generally attractive dividend yields. However, with the market's rally in 2003 and early 2004, some of the Fund's holdings had reached our target prices, allowing us to sell some of our stake for a gain. With the proceeds of these and other sales, we looked to rotate into underperforming areas that we believed offered our shareholders an attractive risk/reward balance. For example, we bought shares of two of the largest U.S. defense contractors. We believed that such companies, trading at favorable valuations, were well positioned to benefit in an increasingly dangerous world.


                      10 | OPPENHEIMER CAPITAL INCOME FUND

      Insurance stocks, especially property and casualty stocks, represented a second area of overweighting for the portfolio. This focus helped performance during most of the period, although these investments eventually fell on concerns about slowing revenues. By contrast, we remained underweighted in technology, as we were unable to identify many attractively valued stocks in this area--although we believed an increasing number of opportunities had surfaced following the market correction.

      The Fund's fixed-income portfolio continued to be conservatively positioned with a small amount of high-yield securities to provide added income.

      A strong contributor to the Fund's performance during the past 12 months was conglomerate Tyco International. Tyco continued to recover from its 2002 decline, stemming from questions about the company's management practices and accounting methods. Throughout the period, investors became increasingly confident in the company's new management team. We remained attracted to the stock's strong collection of businesses and steadily improving balance sheet.

      A second strong performer was food and tobacco giant Altria, formerly known as Philip Morris. Altria's shares rose after the company's tobacco-related litigation risk appeared to diminish--it increased again late in the period--as investors looked forward to a spin-off of its Kraft Foods subsidiary and possible spin-off of its international tobacco business. We maintained a large weighting in Altria because we anticipated an improving legal environment and due to its high dividend yield.

      One of the nation's largest banking chains, Bank of America also added to returns. We repurchased shares of the company after it announced a pending acquisition of rival FleetBoston, an announcement that sent Bank of America's stock tumbling. However, we saw the opportunity to purchase a strong franchise with a good dividend yield at an attractive price. Such a decision helped performance as the stock rose off its lows.

      On the negative side, the Fund was hampered by an investment in one of the world's largest media companies. The company, which owns a number of radio and television stations, was hurt as investors grew concerned about continued weakness in radio advertising spending. CSK Auto was another disappointment. Shares of this auto parts retailer fell on disappointing sales precipitated by cool weather in its primary markets, the western half of the United States. We believed this condition was temporary, however, and continued to like the company's improving profit margins, debt-reduction efforts and reasonable valuation.


                      11 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      The cable industry was another area of weakness for the Fund, as investors grew increasingly concerned about the competitive threat posed by satellite providers in the video business and by local telephone companies in the Internet business. Against this backdrop, our position in two leading cable companies detracted from results. Nevertheless, we remained optimistic about these investments, believing that their ability to bundle video, Internet and voice services may provide them with an edge over their rivals. We also believe that the companies are beginning to generate free cash flow, which can be returned to shareholders either through debt retirement or share buybacks.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2004. In the case of Class A and Class B shares, performance is measured over a ten-fiscal-year period. In the case of Class C shares, performance is measured from inception of the class on November 1, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad based index of U.S. equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      12 | OPPENHEIMER CAPITAL INCOME FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Income Fund (Class A)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer        S&P 500 Index
                       Capital Income Fund
                        (Class A Shares)

06/30/1994                  $ 9,425              $10,000
09/30/1994                    9,825               10,488
12/31/1994                    9,488               10,486
03/31/1995                   10,165               11,506
06/30/1995                   10,901               12,603
09/30/1995                   11,732               13,604
12/31/1995                   12,137               14,422
03/31/1996                   12,693               15,196
06/30/1996                   12,930               15,877
08/31/1996 1                 12,896               15,497
11/30/1996                   14,763               18,089
02/28/1997                   15,493               18,986
05/31/1997                   15,954               20,473
08/31/1997                   17,202               21,792
11/30/1997                   18,301               23,246
02/28/1998                   19,629               25,629
05/31/1998                   20,295               26,749
08/31/1998                   18,263               23,562
11/30/1998                   20,599               28,751
02/28/1999                   20,394               30,693
05/31/1999                   21,157               32,375
08/31/1999                   20,277               32,941
11/30/1999                   19,633               34,758
02/29/2000                   18,536               34,293
05/31/2000                   20,781               35,764
08/31/2000                   21,744               38,312
11/30/2000                   21,032               33,289
02/28/2001                   23,192               31,482
05/31/2001                   24,465               31,992
08/31/2001                   23,231               28,973
11/30/2001                   22,233               29,224
02/28/2002                   21,756               28,489
05/31/2002                   22,129               27,566
08/31/2002                   19,107               23,762
11/30/2002                   19,469               24,400
02/28/2003                   19,272               22,030
05/31/2003                   22,204               25,342
08/31/2003                   22,946               26,627
11/30/2003                   24,484               28,079
02/29/2004                   26,159               30,511
05/31/2004                   25,381               29,985
08/31/2004                   25,315               29,675

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1 YEAR   5 YEAR   10 YEAR
------   ------   -------
 3.98%    3.31%    9.07%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from June 30 to August 31.


                      13 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Income Fund (Class B)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer         S&P 500 Index
                       Capital Income Fund
                        (Class B Shares)

06/30/1994                  $10,000              $10,000
09/30/1994                   10,406               10,488
12/31/1994                   10,028               10,486
03/31/1995                   10,727               11,506
06/30/1995                   11,487               12,603
09/30/1995                   12,330               13,604
12/31/1995                   12,734               14,422
03/31/1996                   13,283               15,196
06/30/1996                   13,506               15,877
08/31/1996 1                 13,458               15,497
11/30/1996                   15,375               18,089
02/28/1997                   16,093               18,986
05/31/1997                   16,531               20,473
08/31/1997                   17,787               21,792
11/30/1997                   18,899               23,246
02/28/1998                   20,235               25,629
05/31/1998                   20,862               26,749
08/31/1998                   18,733               23,562
11/30/1998                   21,108               28,751
02/28/1999                   20,849               30,693
05/31/1999                   21,595               32,375
08/31/1999                   20,646               32,941
11/30/1999                   19,959               34,758
02/29/2000                   18,801               34,293
05/31/2000                   21,034               35,764
08/31/2000                   22,010               38,312
11/30/2000                   21,290               33,289
02/28/2001                   23,477               31,482
05/31/2001                   24,765               31,992
08/31/2001                   23,516               28,973
11/30/2001                   22,506               29,224
02/28/2002                   22,023               28,489
05/31/2002                   22,400               27,566
08/31/2002                   19,341               23,762
11/30/2002                   19,708               24,400
02/28/2003                   19,508               22,030
05/31/2003                   22,477               25,342
08/31/2003                   23,228               26,627
11/30/2003                   24,784               28,079
02/29/2004                   26,479               30,511
05/31/2004                   25,693               29,985
08/31/2004                   25,625               29,675

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1 YEAR   5 YEAR   10 YEAR
------   ------   -------
 4.46%    3.40%    9.20%

1. The Fund changed its fiscal year end from June 30 to August 31.


                      14 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Income Fund (Class C)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer         S&P 500 Index
                       Capital Income Fund
                        (Class C Shares)

11/01/1995                  $10,000              $10,000
12/31/1995                   10,420               10,640
03/31/1996                   10,864               11,211
06/30/1996                   11,050               11,713
08/31/1996 1                 11,001               11,432
11/30/1996                   12,569               13,345
02/28/1997                   13,169               14,007
05/31/1997                   13,525               15,104
08/31/1997                   14,555               16,077
11/30/1997                   15,458               17,149
02/28/1998                   16,541               18,907
05/31/1998                   17,068               19,734
08/31/1998                   15,327               17,382
11/30/1998                   17,260               21,211
02/28/1999                   17,049               22,643
05/31/1999                   17,659               23,884
08/31/1999                   16,883               24,301
11/30/1999                   16,320               25,642
02/29/2000                   15,384               25,299
05/31/2000                   17,209               26,385
08/31/2000                   17,964               28,264
11/30/2000                   17,335               24,559
02/28/2001                   19,093               23,226
05/31/2001                   20,086               23,602
08/31/2001                   19,042               21,375
11/30/2001                   18,194               21,559
02/28/2002                   17,782               21,018
05/31/2002                   18,030               20,336
08/31/2002                   15,557               17,530
11/30/2002                   15,805               18,000
02/28/2003                   15,622               16,253
05/31/2003                   17,945               18,696
08/31/2003                   18,520               19,644
11/30/2003                   19,705               20,715
02/29/2004                   21,023               22,509
05/31/2004                   20,358               22,121
08/31/2004                   20,260               21,892

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1 YEAR   5 YEAR   SINCE INCEPTION
------   ------   ---------------
 8.40%    3.71%        8.32%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from June 30 to August 31.


                      15 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Income Fund (Class N)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer         S&P 500 Index
                       Capital Income Fund
                        (Class N Shares)

03/01/2001                  $10,000              $10,000
05/31/2001                   10,520               10,162
08/31/2001                    9,982                9,203
11/30/2001                    9,550                9,283
02/28/2002                    9,335                9,049
05/31/2002                    9,485                8,756
08/31/2002                    8,196                7,548
11/30/2002                    8,331                7,750
02/28/2003                    8,241                6,998
05/31/2003                    9,488                8,050
08/31/2003                    9,790                8,458
11/30/2003                   10,441                8,919
02/29/2004                   11,148                9,692
05/31/2004                   10,798                9,524
08/31/2004                   10,770                9,426

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1 YEAR   SINCE INCEPTION
------   ---------------
 9.01%         2.14%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                      16 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      17 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described


                      18 | OPPENHEIMER CAPITAL INCOME FUND
in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                       BEGINNING    ENDING       EXPENSES
                       ACCOUNT      ACCOUNT      PAID DURING
                       VALUE        VALUE        6 MONTHS ENDED
                       (3/1/04)     (8/31/04)    AUGUST 31, 2004
----------------------------------------------------------------
Class A Actual         $ 1,000.00   $   967.70   $ 4.41
----------------------------------------------------------------
Class A Hypothetical     1,000.00     1,020.66     4.53
----------------------------------------------------------------
Class B Actual           1,000.00       964.10     8.78
----------------------------------------------------------------
Class B Hypothetical     1,000.00     1,016.24     9.01
----------------------------------------------------------------
Class C Actual           1,000.00       963.70     8.48
----------------------------------------------------------------
Class C Hypothetical     1,000.00     1,016.54     8.70
----------------------------------------------------------------
Class N Actual           1,000.00       966.10     6.30
----------------------------------------------------------------
Class N Hypothetical     1,000.00     1,018.75     6.46

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those expense ratios for the 6-month period ended August 31, 2004 are as follows:

CLASS                                             EXPENSE RATIOS
----------------------------------------------------------------
Class A                                                0.89%
----------------------------------------------------------------
Class B                                                1.77
----------------------------------------------------------------
Class C                                                1.71
----------------------------------------------------------------
Class N                                                1.27
--------------------------------------------------------------------------------


                      19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 2004
--------------------------------------------------------------------------------

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------
COMMON STOCKS--40.8%
---------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.2%
---------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%
TRW Automotive Holdings Corp. 1                                           302,500   $     5,889,675
---------------------------------------------------------------------------------------------------
MEDIA--0.5%
Cablevision Systems New York Group, Cl. A 1                                 5,000            92,600
---------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                        366,400        12,278,064
---------------------------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A 1,2                                   25,000           766,250
                                                                                    ---------------
                                                                                         13,136,914

---------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.3%
Dollar Tree Stores, Inc. 1                                                415,000         9,756,650
---------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%
CarMax, Inc. 1                                                            690,400        13,518,032
---------------------------------------------------------------------------------------------------
CSK Auto Corp. 1,3                                                      6,500,000        76,310,000
                                                                                    ---------------
                                                                                         89,828,032

---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.6%
---------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.0%
Kroger Co. (The) 1                                                            100             1,653
---------------------------------------------------------------------------------------------------
TOBACCO--4.6%
Altria Group, Inc. 2                                                    2,120,000       103,774,000
---------------------------------------------------------------------------------------------------
Loews Corp./Carolina Group                                              1,046,750        25,833,790
                                                                                    ---------------
                                                                                        129,607,790

---------------------------------------------------------------------------------------------------
ENERGY--10.6%
---------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.6%
GlobalSantaFe Corp.                                                       645,000        17,982,600
---------------------------------------------------------------------------------------------------
OIL & GAS--10.0%
BP plc, ADR                                                               500,000        26,850,000
---------------------------------------------------------------------------------------------------
Enbridge Energy Management LLC 3                                          650,000        28,099,500
---------------------------------------------------------------------------------------------------
Kinder Morgan Management LLC                                            3,175,000       123,412,250
---------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                     1,750,000       105,875,000
                                                                                    ---------------
                                                                                        284,236,750

---------------------------------------------------------------------------------------------------
FINANCIALS--13.1%
---------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--4.4%
Bank of America Corp. 2                                                 1,000,000        44,980,000
---------------------------------------------------------------------------------------------------
U.S. Bancorp                                                            1,250,000        36,875,000
---------------------------------------------------------------------------------------------------
Washington Mutual, Inc. 2                                               1,120,800        43,520,664
                                                                                    ---------------
                                                                                        125,375,664


                      20 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.3%
Citigroup, Inc.                                                         1,760,900   $    82,022,722
---------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                      171,600         6,791,928
---------------------------------------------------------------------------------------------------
Morgan Stanley                                                            100,000         5,073,000
                                                                                    ---------------
                                                                                         93,887,650

---------------------------------------------------------------------------------------------------
INSURANCE--4.2%
ACE Ltd.                                                                  775,000        29,876,250
---------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                                   1,000,000        70,160,000
---------------------------------------------------------------------------------------------------
Prudential Financial, Inc.                                                 25,000         1,154,500
---------------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                                       225,000         7,805,250
---------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                    150,000        10,530,000
                                                                                    ---------------
                                                                                        119,526,000

---------------------------------------------------------------------------------------------------
REAL ESTATE--0.5%
Anthracite Capital, Inc.                                                1,000,000        11,550,000
---------------------------------------------------------------------------------------------------
Origen Financial, Inc.                                                    225,000         1,696,500
                                                                                    ---------------
                                                                                         13,246,500

---------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.7%
Freddie Mac 2                                                              28,000         1,879,360
---------------------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                                     175,000         7,267,750
---------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                        250,000        11,075,000
                                                                                    ---------------
                                                                                         20,222,110

---------------------------------------------------------------------------------------------------
HEALTH CARE--2.4%
---------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%
Wyeth                                                                     225,000         8,228,250
---------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Boston Scientific Corp. 1                                                 150,000         5,359,500
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.9%
Abbott Laboratories                                                       463,200        19,310,808
---------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                         210,000         9,443,700
---------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                              625,000        20,418,750
---------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                                            175,000         4,819,500
                                                                                    ---------------
                                                                                         53,992,758

---------------------------------------------------------------------------------------------------
INDUSTRIALS--4.5%
---------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%
Lockheed Martin Corp.                                                     337,500        18,150,750
---------------------------------------------------------------------------------------------------
Raytheon Co.                                                            1,160,000        40,286,800
                                                                                    ---------------
                                                                                         58,437,550


                      21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Cendant Corp.                                                           1,005,000   $    21,738,150
---------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.7%
General Electric Co.                                                      345,000        11,312,550
---------------------------------------------------------------------------------------------------
Tyco International Ltd. 2                                               1,162,000        36,393,840
                                                                                    ---------------
                                                                                         47,706,390

---------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.5%
---------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Hewlett-Packard Co.                                                        50,000           894,500
---------------------------------------------------------------------------------------------------
IT SERVICES--0.2%
Unisys Corp. 1                                                            500,000         5,020,000
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
National Semiconductor Corp. 1                                            107,500         1,432,975
---------------------------------------------------------------------------------------------------
SOFTWARE--0.2%
Compuware Corp. 1                                                          10,000            45,300
---------------------------------------------------------------------------------------------------
Microsoft Corp.                                                           225,000         6,142,500
                                                                                    ---------------
                                                                                          6,187,800

---------------------------------------------------------------------------------------------------
MATERIALS--0.2%
---------------------------------------------------------------------------------------------------
CHEMICALS--0.2%
Lyondell Chemical Co. 2                                                   350,000         6,891,500
---------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.2%
---------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
SBC Communications, Inc.                                                  125,000         3,223,750
---------------------------------------------------------------------------------------------------
Verizon Communications, Inc. 2                                            100,000         3,925,000
                                                                                    ---------------
                                                                                          7,148,750

---------------------------------------------------------------------------------------------------
UTILITIES--0.5%
---------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
Equitable Resources, Inc. 2                                               287,500        15,073,625
                                                                                    ---------------
Total Common Stocks (Cost $906,547,184)                                               1,160,809,736

---------------------------------------------------------------------------------------------------
PREFERRED STOCKS--8.4%
---------------------------------------------------------------------------------------------------
AES Trust III, 6.75% Cv.                                                  100,000         4,370,000
---------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc., 6.25% Cv. Sr., Non-Vtg.                     75,000         4,342,500
---------------------------------------------------------------------------------------------------
Aquila, Inc., 6.75% Cv. 1                                                 350,000        10,325,000
---------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 2% Cv. Zero-Premium
Exchangeable Sub. Nts., 9/15/29 (exchangeable for
cash based on value of Time Warner, Inc. common stock)                  1,000,000        32,337,000
---------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc., 2% Cv.
(cv. into Regency Centers Corp. common stock)                             225,000         9,187,425


                      22 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------
PREFERRED STOCKS Continued
---------------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv., Series A,
Non-Vtg.                                                                  400,000   $    17,500,000
---------------------------------------------------------------------------------------------------
Equity Securities Trust I/Cablevision Systems Corp.,
6.50% Cv., Series CVC (exchangeable into Cablevision NY
Group, Cl. A common stock)                                              1,000,000        19,020,000
---------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., 5.50%. Cv. 5                         10,000         9,775,000
---------------------------------------------------------------------------------------------------
Genworth Financial, Inc., 6% Cv.                                          300,000         8,550,000
---------------------------------------------------------------------------------------------------
McKesson Financing Trust, 5% Cum. Cv., Non-Vtg.                           117,500         5,904,375
---------------------------------------------------------------------------------------------------
Prudential Financial, Inc./Prudential Financial Capital
Trust I, 6.75% Cum. Cv. Equity Security Units (each unit
has a stated amount of $50 and consists of a contract
to purchase Prudential Financial, Inc. common stock and
a redeemable capital security of Prudential Financial
Capital Trust 1), Non-Vtg. 4                                              262,500        18,004,875
---------------------------------------------------------------------------------------------------
Sempra Energy, 8.50% Cv. Equity Units (each equity unit
consists of income equity units, each has a stated
value of $25 and consists of a purchase contract to
purchase Sempra Energy common stock and $25 principal
amount of Sempra Energy, 5.60% sr. nts., 5/17/07) 4                       675,000        20,823,750
---------------------------------------------------------------------------------------------------
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity
Redeemable Shares, Non-Vtg.                                               675,000        13,871,250
---------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.50% Cv. Jr. Unsec.
Sub. Nts.                                                               1,250,000        27,750,000
---------------------------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income
Preferred Securities                                                      575,000        22,640,625
---------------------------------------------------------------------------------------------------
UnumProvident Corp., 8.25% Cv.                                            275,000         9,185,000
---------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 5.50% Cv. Jr. Unsec. Sub.
Debs.                                                                      47,500         3,342,813
---------------------------------------------------------------------------------------------------
XL Capital Ltd., 6.50% Cv.                                                144,000         3,424,320
                                                                                    ---------------
Total Preferred Stocks (Cost $234,636,977)                                              240,353,933

                                                                        PRINCIPAL
                                                                           AMOUNT
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--15.6%
---------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc., Collateralized Mtg.
Obligations Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                              $   5,180,000         5,349,969
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                 2,964,315         2,971,496
Series 2004-G, Cl. 2A1, 2.469%, 8/25/34                                 3,204,992         3,205,493
---------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2003-EF1, Cl. A2, 1.49%, 12/20/05                                1,010,096         1,009,948
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 9/1/34 6                                                           31,795,000        31,536,666
5.50%, 1/1/34                                                           1,605,976         1,634,449
7%, 11/1/32-11/1/33                                                     7,865,839         8,384,685
7%, 9/1/34 6                                                           30,913,000        32,845,063
8%, 4/1/16                                                              1,134,153         1,219,092
9%, 8/1/22-5/1/25                                                         330,979           371,360


                      23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                  $     875,827   $       884,707
Series 2055, Cl. ZM, 6.50%, 5/15/28                                     1,805,075         1,897,968
Series 2075, Cl. D, 6.50%, 8/15/28                                      4,666,352         4,914,704
Series 2080, Cl. Z, 6.50%, 8/15/28                                      1,179,550         1,227,891
Series 2102, Cl. VA, 6%, 10/15/09                                         209,822           209,761
Series 2387, Cl. PD, 6%, 4/15/30                                        2,738,506         2,819,015
Series 2466, Cl. PD, 6.50%, 4/15/30                                     1,526,531         1,547,832
Series 2491, Cl. PE, 6%, 12/15/27                                          79,079            79,055
Series 2498, Cl. PC, 5.50%, 10/15/14                                      399,353           405,775
Series 2500, Cl. FD, 2.10%, 3/15/32 7                                     797,807           801,693
Series 2526, Cl. FE, 2%, 6/15/29 7                                        911,703           917,249
Series 2551, Cl. FD, 2%, 1/15/33 7                                        748,460           751,625
Series 2551, Cl. TA, 4.50%, 2/15/18                                     1,521,859         1,523,964
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 1.326%, 6/1/26 8                                    1,254,081           239,693
Series 183, Cl. IO, 0.313%, 4/1/27 8                                    2,066,608           378,141
Series 184, Cl. IO, 3.054%, 12/1/26 8                                   2,031,178           386,187
Series 192, Cl. IO, 7.027%, 2/1/28 8                                      626,402           115,296
Series 200, Cl. IO, 6.143%, 1/1/29 8                                      756,111           139,974
Series 2130, Cl. SC, 22.176%, 3/15/29 8                                 1,462,913           165,221
Series 2796, Cl. SD, 30.994%, 7/15/26 8                                 2,136,956           235,430
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. PO, 6.662%, 6/1/26 9                                      596,916           523,465
Series 217, Cl. PO, 7.896%, 1/1/32 9                                      790,486           685,862
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured Pass-Through
Securities, Collateralized Mtg. Obligations, Series T-42,Cl. A2,
5.50%, 2/25/42                                                              3,106             3,107
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/19 6                                                        14,853,000        14,843,717
5%, 9/1/34 6                                                            7,194,000         7,137,800
5.50%, 7/1/33-4/1/34                                                   22,630,754        23,062,844
5.50%, 9/1/19-9/1/34 6                                                 88,322,000        90,502,761
6%, 10/1/34 6                                                          12,191,000        12,583,404
6.50%, 10/1/30                                                            726,473           766,481
6.50%, 9/30/34 6                                                       37,445,000        39,317,250
7%, 7/1/32-7/1/34                                                      16,345,628        17,413,170
7%, 7/1/34-10/1/34 6                                                   81,123,782        86,141,172
8.50%, 7/1/32                                                             198,267           215,194


                      24 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                $   3,505,695   $     3,721,226
Trust 1998-63, Cl. PG, 6%, 3/25/27                                        777,117           783,656
Trust 2001-50, Cl. NE, 6%, 8/25/30                                      1,614,289         1,635,211
Trust 2001-70, Cl. LR, 6%, 9/25/30                                      1,355,422         1,396,200
Trust 2001-72, Cl. NH, 6%, 4/25/30                                      1,162,434         1,192,843
Trust 2001-74, Cl. PD, 6%, 5/25/30                                        495,427           506,880
Trust 2002-50, Cl. PD, 6%, 9/25/27                                      1,500,000         1,514,303
Trust 2002-77, Cl. WF, 2%, 12/18/32 7                                   1,238,789         1,242,697
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                   2,234,089         2,246,729
Trust 2003-81, Cl. PA, 5%, 2/25/12                                        789,633           797,578
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Interest-Only Stripped
Mtg.-Backed Security:
Trust 2002-47, Cl. NS, 24.788%, 4/25/32 8                               2,843,613           317,459
Trust 2002-51, Cl. S, 15.812%, 8/25/32 8                                2,610,827           291,471
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 222, Cl. 2, (2.418)%, 6/1/23 8                                    4,041,418           807,832
Trust 240, Cl. 2, 0.535%, 9/1/23 8                                      6,029,581         1,240,876
Trust 252, Cl. 2, (0.233)%, 11/1/23 8                                   3,136,102           680,121
Trust 254, Cl. 2, 2.433%, 1/1/24 8                                      1,521,696           324,994
Trust 273, Cl. 2, 1.012%, 7/1/26 8                                        895,307           186,786
Trust 308, Cl. 2, 8.114%, 9/1/30 8                                      4,183,727           796,733
Trust 321, Cl. 2, (5.909)%, 3/1/32 8                                    8,544,068         1,689,136
Trust 2001-81, Cl. S, 27.645%, 1/25/32 8                                1,515,695           160,788
Trust 2002-9, Cl. MS, 26.164%, 3/25/32 8                                1,786,432           202,586
Trust 2002-52, Cl. SD, 17.754%, 9/25/32 8                               3,355,017           334,930
Trust 2004-54, Cl. DS, 28.86%, 11/25/30 8                               3,176,743           303,378
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 9.626%, 9/25/23 9          1,324,218         1,140,859
---------------------------------------------------------------------------------------------------
First Union/Lehman Brothers/Bank of America, Commercial Mtg.
Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%,
11/18/35                                                                1,730,000         1,894,540
---------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39                    1,720,000         1,752,676
---------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                   1,460,954         1,582,308
---------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17               396,598           437,515
---------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 24.981%, 1/16/27 8                              2,814,771           283,073
Series 2002-15, Cl. SM, 19.37%, 2/16/32 8                               2,627,967           253,353
Series 2002-76, Cl. SY, 17.107%, 12/16/26 8                             6,341,267           647,488
Series 2004-11, Cl. SM, 22.781%, 1/17/30 8                              2,571,118           253,583
---------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 2004-GG2, Cl. A3, 4.602%, 8/10/38                  1,080,000         1,111,582


                      25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30               $   1,950,000   $     2,148,099
---------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2,
7.306%, 10/6/15 5                                                       2,380,000         2,766,979
---------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Obligations,
Series 2004-B, Cl. A2, 2.40%, 1/20/06 6                                 1,940,000         1,940,188
---------------------------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust, Collateralized
Mtg. Obligations, Series 2004-N, Cl. A10, 3.803%, 8/25/34 10            5,342,315         5,362,349
                                                                                    ---------------
Total Mortgage-Backed Obligations (Cost $441,907,112)                                   445,314,634

---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.4%
---------------------------------------------------------------------------------------------------
Bank One Auto Securitization Trust, Automobile Receivable
Certificates, Series 2003-1, Cl. A2, 1.29%, 8/21/06                     1,999,760         1,996,255
---------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates:
Series 2003-A, Cl. A2, 1.45%, 11/25/05                                     96,022            96,065
Series 2004-A, Cl. A2, 1.88%, 10/25/06                                  3,730,000         3,725,271
---------------------------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, Equipment Loan Pass-Through
Certificates, Series 2003-A, Cl. A2, 1.25%, 10/25/05                      182,583           182,632
---------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed
Certificates:
Series 2003-B, Cl. AF1, 1.64%, 2/25/18                                    140,325           140,215
Series 2003-C, Cl. AF1, 2.14%, 7/25/18                                  1,409,246         1,408,010
Series 2004-A, Cl. AF1, 2.03%, 6/25/19                                  1,318,917         1,316,684
---------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home
Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23                                    948,827           952,245
Series 2003-1, Cl. 1A3, 3.14%, 7/25/23                                  2,060,000         2,064,413
Series 2003-3, Cl. 1A1, 1.695%, 8/25/17 7                                 424,612           424,833
Series 2003-4, Cl. 1A1, 1.735%, 9/25/17 7                               1,558,348         1,559,292
Series 2004-1, Cl. 2A1, 1.725%, 9/25/21 7                               4,724,001         4,726,585
---------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                     850,000           862,134
Series 2003-A, Cl. A2, 1.26%, 1/16/06                                     419,125           419,114
Series 2003-B, Cl. A2, 1.28%, 3/15/06                                     870,527           870,011
---------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable
Nts., Series 2002-A3, Cl. A3, 4.40%, 5/15/07                            2,230,000         2,266,448
---------------------------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Home Equity
Collateralized Mtg. Obligations:
Series 2003-2, Cl. AF1, 1.715%, 5/25/33 7                                 558,930           559,249
Series 2003-3, Cl. AF1, 1.735%, 8/25/33 7                               1,121,839         1,122,552
---------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through
Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                                   2,977,216         2,977,328
Series 2003-B, Cl. A2, 1.61%, 7/10/06                                   5,730,000         5,726,736
Series 2004-B, Cl. A2, 2.48%, 2/8/07                                    2,700,000         2,700,000


                      26 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2004-A, Cl. A2, 2.13%, 10/15/06                $   5,000,000   $     5,000,278
---------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.:
Series 2002-2, Cl. A1, 1.91%, 4/15/07                                     496,634           496,987
Series 2003-3, Cl. A1, 1.50%, 1/15/08                                   2,687,268         2,682,228
---------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable
Obligations:
Series 2003-2, Cl. A2, 1.34%, 12/21/05                                  1,271,427         1,271,364
Series 2003-3, Cl. A2, 1.52%, 4/21/06                                   3,981,303         3,978,553
Series 2003-4, Cl. A2, 1.58%, 7/17/06                                   4,275,272         4,271,309
---------------------------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                                  2,090,625         2,088,584
---------------------------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates:
Series 2002-1, Cl. A3, 2.49%, 10/22/07                                  1,903,169         1,908,237
Series 2003-1, Cl. A2, 1.60%, 7/20/06                                   3,766,214         3,764,119
---------------------------------------------------------------------------------------------------
National City Auto Receivables Trust, Automobile Receivable
Obligations,
Series 2004-A, Cl. A2, 1.50%, 2/15/07                                   2,210,000         2,204,353
---------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations,
Series 2003-A, Cl. A2, 1.69%, 12/15/05                                  2,118,139         2,119,164
---------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4, 4.28%, 10/16/06                                    850,000           858,851
Series 2003-B, Cl. A2, 1.20%, 11/15/05                                  1,272,569         1,272,896
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                   2,560,000         2,552,024
---------------------------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed
Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                                     538,123           540,842
Series 2003-A, Cl. A2, 1.28%, 8/15/05                                     103,820           103,864
Series 2003-B, Cl. A2, 1.43%, 2/15/06                                   2,442,128         2,439,890
---------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                                    939,634           941,690
Series 2003-1, Cl. A2, 1.22%, 4/17/06                                     893,281           893,223
Series 2004-1, Cl. A2, 1.43%, 9/15/06                                   6,130,000         6,113,042
Series 2004-2, Cl. A2, 2.38%, 2/15/07                                   2,730,000         2,735,336
---------------------------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable
Certificates:
Series 2003-1, Cl. A2, 1.11%, 12/20/05                                    885,993           885,441
Series 2003-2, Cl. A2, 1.55%, 6/20/06                                   2,427,924         2,425,991
---------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Home Equity Loan Pass-Through
Certificates, Series 2004-2, Cl. AI1B, 3.35%, 9/26/34 6                 4,340,000         4,340,000
---------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates,
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                                  3,698,524         3,695,157
                                                                                    ---------------
Total Asset-Backed Securities (Cost $95,774,152)                                         95,679,495


                      27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--4.2%
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                      $   6,000,000   $     6,023,574
4.50%, 1/15/13                                                          2,740,000         2,757,931
4.875%, 3/15/07-11/15/13                                                7,835,000         8,178,630
5.50%, 7/15/06                                                         23,560,000        24,844,208
5.75%, 1/15/12                                                          2,300,000         2,517,079
6.25%, 7/15/32                                                            550,000           614,783
6.625%, 9/15/09                                                        13,470,000        15,249,266
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
3.25%, 8/15/08                                                          1,800,000         1,792,152
4.25%, 7/15/07                                                         13,900,000        14,395,549
6%, 5/15/11                                                             4,820,000         5,337,099
7.25%, 5/15/30                                                          2,315,000         2,896,787
---------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                          908,000           973,759
7.125%, 5/1/30                                                            989,000         1,214,947
Series C, 4.75%, 8/1/13                                                   860,000           871,760
Series C, 6%, 3/15/13                                                     825,000           911,196
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31 11                                                      6,400,000         6,816,006
5.50%, 8/15/28                                                          2,775,000         2,962,204
6.125%, 11/15/27 11                                                     4,639,000         5,350,437
STRIPS, 2.99%, 2/15/10 12                                               2,075,000         1,707,974
STRIPS, 3.37%, 2/15/11 11,12                                            4,403,000         3,448,742
STRIPS, 3.84%, 2/15/13 11,12                                            5,158,000         3,620,488
STRIPS, 4.96%, 2/15/16 12                                               1,157,000           682,581
---------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.25%, 11/15/13-8/15/14                                                 3,080,000         3,117,960
6.50%, 2/15/10 11                                                       3,300,000         3,798,739
                                                                                    ---------------
Total U.S. Government Obligations (Cost $119,264,103)                                   120,083,851

---------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.0%
---------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $1,240,122)            1,205,000         1,365,265

---------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--11.8%
---------------------------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06 15                          3,060,000         3,266,042
---------------------------------------------------------------------------------------------------
Allied Waste North America, Inc.:
5.75% Sr. Sec. Nts., Series B, 2/15/11                                  5,000,000         4,825,000
8.50% Sr. Sub. Nts., 12/1/08                                            2,500,000         2,756,250
8.875% Sr. Nts., Series B, 4/1/08                                       1,230,000         1,356,075
---------------------------------------------------------------------------------------------------
Allstate Financial Global Funding LLC, 4.25% Nts., 9/10/08 5              625,000           638,093
---------------------------------------------------------------------------------------------------
Allstate Life Global Funding II, 3.50% Nts., 7/30/07                      850,000           857,392
---------------------------------------------------------------------------------------------------
American Express Centurion Bank, 4.375% Nts., 7/30/09                   1,140,000         1,167,452
---------------------------------------------------------------------------------------------------
American Honda Finance Corp., 3.85% Nts., 11/6/08 5                       725,000           730,184


                      28 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07 15      $   2,170,000   $     2,403,095
---------------------------------------------------------------------------------------------------
AXA, 8.60% Unsec. Sub. Nts., 12/15/30                                   1,810,000         2,332,900
---------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875% Sr. Unsec. Nts., 1/15/13                     40,000            40,460
---------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                  2,500,000         2,687,500
---------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                      250,000           282,498
---------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc.:
8.375% Sr. Nts., 4/15/12                                                  800,000           874,000
8.625% Sr. Unsec. Nts., 5/15/11                                         1,285,000         1,400,650
---------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.65% Sr. Unsec. Nts., 5/15/06                      234,000           245,533
---------------------------------------------------------------------------------------------------
British Telecommunications plc:
7.875% Nts., 12/15/05                                                   1,940,000         2,068,989
8.125% Nts., 12/15/10                                                   1,420,000         1,712,840
---------------------------------------------------------------------------------------------------
Calpine Canada Energy Finance ULC, 8.50% Sr. Unsec. Nts., 5/1/08        5,000,000         3,212,500
---------------------------------------------------------------------------------------------------
Canadian National Railway Co., 4.25% Nts., 8/1/09                         433,000           439,663
---------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc.:
5.875% Sr. Nts., 6/1/08                                                 1,710,000         1,796,550
8.125% Unsec. Nts., Series B, 7/15/05                                     475,000           497,402
---------------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/
Charter Communications Holdings Capital Corp.:
0%/13.50% Sr. Sub. Disc. Nts., 1/15/11 13                               4,250,000         3,123,750
8.625% Sr. Unsec. Nts., 4/1/09                                         40,000,000        32,000,000
9.92% Sr. Unsec. Disc. Nts., 4/1/11                                    50,000,000        39,750,000
---------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.875% Sr. Unsec. Nts., 1/15/16                                         5,601,000         5,699,018
7.50% Sr. Nts., 6/15/14                                                 1,660,000         1,780,350
---------------------------------------------------------------------------------------------------
CIGNA Corp., 7.40% Unsec. Nts., 5/15/07                                 3,613,000         3,974,950
---------------------------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12                   1,150,000         1,358,980
---------------------------------------------------------------------------------------------------
Citizens Communications Co., 9.25% Sr. Nts., 5/15/11                      462,000           501,270
---------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 4.625% Sr. Unsec. Nts.,
1/15/08                                                                 3,240,000         3,304,894
---------------------------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts., 9/15/06                                   1,585,000         1,676,266
---------------------------------------------------------------------------------------------------
Conectiv, Inc., 5.30% Unsec. Unsub. Nts., Series B, 6/1/05                372,000           378,619
---------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 8% Sr. Nts., 12/15/05                       3,000,000         2,760,000
---------------------------------------------------------------------------------------------------
Cox Communications, Inc., 6.40% Sr. Unsec. Nts., 8/1/08                 2,185,000         2,295,812
---------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                    3,000,000         3,030,000
---------------------------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                  1,460,000         1,586,068
---------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/15/11                 1,185,000         1,336,088
---------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp., 4.75% Unsec. Nts.,
1/15/08                                                                 2,295,000         2,368,936
---------------------------------------------------------------------------------------------------
Delphi Automotive Systems Corp., 6.50% Nts., 5/1/09                     1,235,000         1,318,206
---------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts.,
6/15/10                                                                 1,790,000         2,149,727
---------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10               1,300,000         1,542,505


                      29 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                       $   1,430,000   $     1,510,152
---------------------------------------------------------------------------------------------------
Duke Capital LLC, 5.668% Nts., 8/15/14                                  1,630,000         1,652,892
---------------------------------------------------------------------------------------------------
Edison International, Inc., 6.875% Unsec. Nts., 9/15/04 10                788,000           789,773
---------------------------------------------------------------------------------------------------
EOP Operating LP, 6.763% Sr. Unsec. Nts., 6/15/07                         275,000           298,239
---------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08       2,150,000         2,363,519
---------------------------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts., 4/1/07                                  3,360,000         3,317,469
---------------------------------------------------------------------------------------------------
FirstEnergy Corp., 5.50% Sr. Unsub. Nts., Series A, 11/15/06            3,135,000         3,279,627
---------------------------------------------------------------------------------------------------
Food Lion, Inc., 7.55% Nts., 4/15/07                                    2,010,000         2,188,918
---------------------------------------------------------------------------------------------------
Ford Holdings, Inc., 9.30% Unsec. Unsub. Debs., 3/1/30                  1,140,000         1,307,737
---------------------------------------------------------------------------------------------------
Ford Motor Co., 8.90% Unsec. Unsub. Debs., 1/15/32                      1,045,000         1,179,884
---------------------------------------------------------------------------------------------------
France Telecom SA:
8.75% Sr. Unsec. Nts., 3/1/11                                           1,005,000         1,200,167
9.50% Sr. Unsec. Nts., 3/1/31 7                                           755,000           996,765
---------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                           1,025,000         1,029,758
---------------------------------------------------------------------------------------------------
Gap, Inc. (The), 6.90% Nts., 9/15/07 10                                 1,255,000         1,364,813
---------------------------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts., 11/30/07                              2,505,000         2,538,915
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Unsec. Unsub. Nts.,
8/28/12                                                                 3,730,000         3,873,941
---------------------------------------------------------------------------------------------------
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33                    715,000           762,238
---------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 2.375% Nts.,
6/1/06                                                                    845,000           837,709
---------------------------------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts., 6/15/10                                  3,820,000         3,947,156
---------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07                            1,165,000         1,290,238
---------------------------------------------------------------------------------------------------
Hutchison Whampoa International Ltd., 7.45% Sr. Bonds, 11/24/33 5       1,200,000         1,255,228
---------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 7              1,410,000         1,572,150
---------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12                  1,000,000         1,110,000
---------------------------------------------------------------------------------------------------
iStar Financial, Inc.:
4.875% Sr. Unsec. Nts., Series B, 1/15/09                               1,390,000         1,395,681
8.75% Sr. Unsec. Nts., 8/15/08                                          1,020,000         1,171,735
---------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc., 7.60% Nts., 4/1/07                               3,010,000         3,295,950
---------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 7.90% Nts., 7/2/10 5                    1,137,000         1,346,081
---------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12            1,600,000         1,792,000
---------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                      1,450,000         1,581,416
---------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09         4,606,000         4,698,120
---------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                   3,720,000         3,913,176
---------------------------------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts., 8/15/07                               2,230,000         2,503,543
---------------------------------------------------------------------------------------------------
Lear Corp.:
7.96% Sr. Unsec. Nts., Series B, 5/15/05                                1,805,000         1,870,449
8.11% Sr. Unsec. Nts., Series B, 5/15/09                                1,064,000         1,235,978


                      30 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 7% Nts., 2/1/08                     $   1,990,000   $     2,207,222
---------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08                      325,000           357,315
---------------------------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13                             1,505,000         1,585,829
---------------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
10.50% Sr. Disc. Nts., 12/1/08                                          7,000,000         5,162,500
11% Sr. Unsec. Nts., 3/15/08                                            5,000,000         3,850,000
---------------------------------------------------------------------------------------------------
Liberty Media Corp., 3.50% Nts., 9/25/06                                1,420,000         1,421,098
---------------------------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr. Nts., 8/15/14                         1,600,000         1,617,789
---------------------------------------------------------------------------------------------------
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29                 32,500,000        25,675,000
---------------------------------------------------------------------------------------------------
May Department Stores Co. (The), 3.95% Nts., 7/15/07 5                    215,000           217,608
---------------------------------------------------------------------------------------------------
MBNA America Bank NA, 5.375% Nts., 1/15/08                              2,475,000         2,603,220
---------------------------------------------------------------------------------------------------
McDonnell Douglas Corp., 6.875% Unsec. Unsub. Nts., 11/1/06               416,000           449,053
---------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 4.125% Nts., Series C, 1/15/09               3,210,000         3,249,717
---------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12        2,300,000         2,416,548
---------------------------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                                      1,370,000         1,532,267
---------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts., 12/15/11                             213,000           234,224
---------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12                 1,090,000         1,173,660
---------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375% Sr. Unsec. Nts., 10/1/04               915,000           917,572
---------------------------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                                       440,000           440,061
7.875% Sr. Unsec. Nts., 11/15/10                                        1,820,000         2,138,169
---------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                        2,080,000         2,394,540
---------------------------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27                         920,000         1,124,700
---------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B,
6/1/13 5                                                                1,130,000         1,111,508
---------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 5             2,235,000         2,832,051
---------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 5               2,330,000         2,939,628
---------------------------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                    1,390,000         1,483,825
---------------------------------------------------------------------------------------------------
Rite Aid Corp.:
6.875% Sr. Unsec. Debs., 8/15/13                                        5,000,000         4,625,000
7.125% Sr. Unsub. Nts., 1/15/07                                         7,500,000         7,687,500
---------------------------------------------------------------------------------------------------
Safeway, Inc.:
2.50% Nts., 11/1/05                                                     1,210,000         1,208,268
3.80% Sr. Unsec. Nts., 8/15/05                                            100,000           101,143
4.80% Sr. Unsec. Nts., 7/16/07                                          1,430,000         1,477,891
---------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12        1,000,000         1,037,500
---------------------------------------------------------------------------------------------------
Spieker Properties LP, 6.75% Unsec. Unsub. Nts., 1/15/08                2,230,000         2,461,916
---------------------------------------------------------------------------------------------------
Sprint Capital Corp.:
7.125% Sr. Unsec. Nts., 1/30/06                                         1,790,000         1,897,905
8.75% Nts., 3/15/32                                                     1,150,000         1,460,310


                      31 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                                   $   1,655,000   $     1,682,549
7.75% Unsec. Sub. Nts., 5/1/10                                            149,000           175,333
---------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12                2,995,000         3,850,489
---------------------------------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr. Unsec. Nts., 12/1/07                      1,280,000         1,484,800
---------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                      1,345,000         1,356,022
---------------------------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11                        1,000,000         1,125,000
---------------------------------------------------------------------------------------------------
Texas Utilities Co., 6.375% Sr. Unsec. Nts., Series C, 1/1/08           1,317,000         1,421,451
---------------------------------------------------------------------------------------------------
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                           1,130,000         1,417,974
---------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12                 651,000           852,847
---------------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                1,285,000         1,419,925
---------------------------------------------------------------------------------------------------
Tyco International Group SA:
5.875% Unsec. Unsub. Nts., 11/1/04                                        283,000           284,735
6.375% Sr. Unsec. Unsub. Nts., 2/15/06                                  2,380,000         2,501,635
6.75% Sr. Unsub. Nts., 2/15/11                                            870,000           973,517
---------------------------------------------------------------------------------------------------
Univision Communications, Inc.:
2.875% Sr. Unsec. Nts., 10/15/06                                          430,000           426,618
3.50% Sr. Unsec. Nts., 10/15/07                                         2,245,000         2,235,369
---------------------------------------------------------------------------------------------------
Volkswagen Credit, Inc., 1.88% Nts., 7/21/05 5,7                        3,245,000         3,244,818
---------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07               3,080,000         3,248,642
---------------------------------------------------------------------------------------------------
Walt Disney Co. (The), 5.375% Sr. Unsec. Nts., 6/1/07                   1,265,000         1,329,542
---------------------------------------------------------------------------------------------------
Waste Management, Inc., 7% Sr. Nts., 7/15/28                            1,050,000         1,151,736
---------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 5.50% Unsec. Unsub. Nts., 3/15/05                       631,000           641,744
---------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                       3,145,000         3,420,480
                                                                                    ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost
$321,159,862)                                                                           337,335,687

---------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--17.3%
---------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc., 4.25% Cv. Sr. Unsec. Sub. Debs.,
4/15/34                                                                 1,000,000           926,250
---------------------------------------------------------------------------------------------------
Brinker International, Inc., 2.43% Cv. Sr. Unsec. Debs.,
10/10/21 12                                                             5,000,000         3,231,250
---------------------------------------------------------------------------------------------------
Calpine Corp., 4.75% Cv. Sr. Unsec. Nts., 11/15/23 5                   12,500,000         9,515,625
---------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts.,
2/1/07                                                                  4,750,000         3,336,875
---------------------------------------------------------------------------------------------------
Curagen Corp., 6% Cv. Jr. Unsec. Sub. Debs., 2/2/07                    15,000,000        14,512,500
---------------------------------------------------------------------------------------------------
Delta Air Lines, Inc., 2.875% Cv. Sr. Bonds, 2/18/24 5                  7,500,000         2,896,875
---------------------------------------------------------------------------------------------------
El Paso Corp., 5.48% Cv. Debs., 2/28/21 12                            117,500,000        58,309,375
---------------------------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc., 4.50% Cv. Unsec. Sub. Nts., 7/1/08        20,750,000        19,349,375
---------------------------------------------------------------------------------------------------
Gap, Inc. (The), 5.75% Cv. Unsec. Nts., 3/15/09                         4,000,000         4,980,000
---------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 6% Cv. Unsec. Sub. Nts., 3/15/10          7,500,000         3,843,750


                      32 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
Liberty Media Corp.:
0.75% Cv. Sr. Unsec. Unsub. Debs., 3/30/23                          $   7,500,000   $     8,278,125
3.25% Exchangeable Sr. Sec. Debs., 3/15/31 (exchangeable for
Viacom, Inc., Cl. B common stock) 5                                     7,500,000         6,665,625
3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for
Viacom, Inc., Cl. B common stock or cash based on the value
thereof)                                                              118,500,000       105,316,875
3.75% Exchangeable Sr. Unsec. Debs., 2/15/30 (exchangeable for
Sprint Corp. PCS, Series 1 common stock or cash based on the
value of that stock)                                                    6,000,000         3,997,500
4% Exchangeable Sr. Unsec. Debs., 11/15/29 (exchangeable for
Sprint Corp. PCS, Series 1 common stock or cash based on the
value of that stock)                                                   46,500,000        33,189,375
---------------------------------------------------------------------------------------------------
LSI Logic Corp., 4% Cv. Sub. Nts., 5/15/10                             10,750,000         9,903,438
---------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10               15,000,000        15,018,744
---------------------------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Unsec. Nts., 9/1/08               15,000,000        14,531,250
---------------------------------------------------------------------------------------------------
Pride International, Inc., 2.50% Cv. Sr. Unsec. Nts., 3/1/07            8,000,000         9,650,000
---------------------------------------------------------------------------------------------------
Providian Financial Corp., 6.09% Cv. Sr. Unsec. Unsub. Nts.,
2/15/21 12                                                             57,500,000        29,540,625
---------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 5.60% Cv. Sr. Unsec. Unsub. Liquid
Yield Option Nts., 2/2/21 12                                           20,000,000        10,525,000
---------------------------------------------------------------------------------------------------
Time Warner, Inc., 4.16% Cv. Nts., 12/6/19 12                          25,000,000        16,000,000
---------------------------------------------------------------------------------------------------
Tyco International Group SA:
2.75% Cv. Sr. Unsec. Unsub. Debs., Series A, 1/15/18 5                 36,000,000        51,930,000
2.75% Cv. Sr. Unsec. Unsub. Debs., Series A, 1/15/18                   38,750,000        55,896,875
                                                                                    ---------------
Total Convertible Corporate Bonds and Notes (Cost $449,776,752)                         491,345,307

---------------------------------------------------------------------------------------------------
STRUCTURED NOTES--4.2%
---------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc., EchoStar Communications
Corp. Cv. Equity Linked Nts., 6%, 4/29/05                                 287,026         9,109,287
---------------------------------------------------------------------------------------------------
Core Investment Grade Bond Trust I, Pass-Through Certificates,
Series 2002-1, 4.727%, 11/30/07                                         1,400,000         1,461,201
---------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch) Equity Linked
Nts., 6%, 12/23/04 (redemption linked to Comcast Corp., Cl. A
Special common stock)                                                   1,060,200        29,950,650
---------------------------------------------------------------------------------------------------
Deutsche Bank AG, COUNTS Corp. Sec. Credit Linked Nts., Series
2003-1, 3.318%, 1/7/05 10,7                                             7,150,000         7,118,540
---------------------------------------------------------------------------------------------------
Dow Jones CDX High Yield Index, Pass-Through Certificates, Series
3-1, 7.75%, 12/29/09 5,14                                              13,600,000        13,668,000
---------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), MedImmune, Inc. Cv. Medium Term
Linked Nts., 4.875%, 2/4/05                                               475,000        11,115,000
---------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Cv. Yield Enhanced Equity Linked Debt Securities, 2.50%, 11/7/04
(linked to Liberty Media Corp.)                                         1,001,002        10,720,731
Cv. Yield Enhanced Equity Linked Debt Securities, 6%, 12/23/04
(linked to EchoStar Communications Corp., Cl. A common stock)             326,297        10,085,840


                      33 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------
STRUCTURED NOTES Continued
---------------------------------------------------------------------------------------------------
Morgan Stanley:
Cv. Performance Equity Linked Redemption Quarterly-pay
Securities, 5.50%, 11/26/04 (linked to Echostar Communications
Corp.) 5                                                            $     306,505   $     9,541,501
Cv. Performance Equity Linked Redemption Quarterly-pay
Securities, 5.75%, 11/15/04 (linked to Echostar Communications
Corp.) 5                                                                  263,395         8,262,701
---------------------------------------------------------------------------------------------------
Morgan Stanley, AT&T Wireless Services, Inc. Equity Linked Nts.,
1/21/05 10                                                                550,000         1,265,000
---------------------------------------------------------------------------------------------------
UBS AG, High Grade Credit Linked Nts., 3.11%, 12/10/04 10               7,150,000         7,194,330
                                                                                    ---------------
Total Structured Notes (Cost $122,102,355)                                              119,492,781

                                                       DATE    STRIKE   CONTRACTS
---------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.1%
---------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc. Call 1
(Cost $1,401,890)                                   1/24/05   $ 12.50       6,500         1,527,500

                                                                        PRINCIPAL
                                                                           AMOUNT
----------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.7%
----------------------------------------------------------------------------------------------------
Undivided interest of 23.22% in joint repurchase agreement
(Principal Amount/Value $695,366,000, with a maturity value of
$695,396,133) with UBS Warburg LLC, 1.56%, dated 8/31/04, to be repurchased at $161,486,997 on 9/1/04, collateralized by Federal
National Mortgage Assn., 5%, 3/1/34, with a value of $710,873,503
(Cost $161,480,000)                                                 $ 161,480,000       161,480,000
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,855,290,509)                           111.5%    3,174,788,189
----------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (11.5)     (328,204,281)
                                                                    --------------------------------
NET ASSETS                                                                  100.0%  $ 2,846,583,908
                                                                    ================================


                      34 | OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                            CONTRACTS   EXPIRATION   EXERCISE       PREMIUM         VALUE
                                      SUBJECT TO CALL        DATES      PRICE      RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
Altria Group, Inc.                             10,500      1/24/05    $ 70.00   $   740,540   $        --
Bank of America Corp.                             900      9/20/04      42.50       104,398       220,500
EchoStar Communications Corp., Cl.A               250      9/20/04      35.00         5,625            --
Equitable Resources, Inc.                       2,000      9/20/04      50.00       331,586       460,000
Freddie Mac                                       280      9/20/04      65.00        70,558        58,800
Lyondell Chemical Co.                           3,500     12/20/04      17.50       708,488       980,000
Tyco International Ltd.                           750     10/18/04      27.50       335,234       300,000
Tyco International Ltd.                        10,870     10/18/04      30.00     3,306,477     2,010,950
Verizon Communications, Inc.                    1,000      9/20/04      40.00        46,499        20,000
Washington Mutual, Inc.                           375      9/20/04      40.00        10,874         7,500
                                                                                -------------------------
                                                                                $ 5,660,279   $ 4,057,750
                                                                                =========================

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2004. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2004 amounts to $104,409,500. Transactions during the period in which the issuer was an affiliate are as follows:


                                                       SHARES/                                    SHARES/
                                                     PRINCIPAL       GROSS          GROSS       PRINCIPAL
                                                 AUG. 31, 2003   ADDITIONS     REDUCTIONS   AUG. 31, 2004
---------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
CSK Auto Corp.                                       6,270,000     294,250         64,250       6,500,000
Enbridge Energy Management LLC                         534,518     115,482*            --         650,000

BONDS AND NOTES
CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06**    $ 10,000,000    $     --   $ 10,000,000     $        --

                                                                  DIVIDEND/
                                                   UNREALIZED      INTEREST     REALIZED
                                                 APPRECIATION        INCOME   GAIN (LOSS)
------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
CSK Auto Corp.                                   $ 12,235,873   $        --   $  (651,359)
Enbridge Energy Management LLC                      5,355,348     1,533,800            --
                                                 -----------------------------------------
                                                   17,591,221     1,533,800      (651,359)
                                                 -----------------------------------------

BONDS AND NOTES
CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06**             --       800,000     1,354,634
                                                 -----------------------------------------
                                                 $ 17,591,221   $ 2,333,800   $   703,275
                                                 =========================================

* A portion of the transactions (10,641) was the result of a stock dividend.

** No longer an affiliate as August 31, 2004.


                      35 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $129,337,505 or 4.54% of the Fund's net assets as of August 31, 2004.

6. When-issued security or forward commitment to be delivered and settled after August 31, 2004. See Note 1 of Notes to Financial Statements.

7. Represents the current interest rate for a variable or increasing rate security.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,434,529 or 0.37% of the Fund's net assets as of August 31, 2004.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,350,186 or 0.08% of the Fund's net assets as of August 31, 2004.

10. Illiquid security. See Note 9 of Notes to Financial Statements.


                      36 | OPPENHEIMER CAPITAL INCOME FUND

11. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                 CONTRACTS   EXPIRATION   EXERCISE        PREMIUM          VALUE
                                            SUBJECT TO PUT        DATES      PRICE       RECEIVED     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
AT&T Corp.                                             300     10/18/04    $ 15.00   $     32,099   $     25,500
AT&T Wireless Services, Inc.                         3,500      1/24/05      12.50        223,989         52,500
Altria Group, Inc.                                   1,250      9/20/04      47.50        227,495         50,000
Altria Group, Inc.                                   1,250      9/20/04      55.00        939,956        837,500
Amerada Hess Corp.                                   2,000     11/22/04      75.00        662,184        380,000
Amgen, Inc.                                          2,000      1/24/05      47.50        308,985        100,000
BP plc, ADR                                          2,000      1/24/05      55.00        793,981        620,000
Cablevision Systems New York Group, Cl. A            2,450      9/20/04      22.50        534,032        931,000
CarMax, Inc.                                         2,121      1/24/05      30.00      1,571,813      2,184,630
CarMax, Inc.                                           850     10/18/04      30.00        677,434        858,500
Cendant Corp.                                          250      9/20/04      22.50         21,624         21,250
Citigroup, Inc.                                      1,750     12/20/04      47.50        825,981        402,500
Citigroup, Inc.                                      1,116      9/20/04      50.00        643,902        357,120
Clear Channel Communications, Inc.                   2,500     10/18/04      40.00        904,957      1,600,000
Comcast Corp., Cl. A Special, Non-Vtg.               1,250     10/18/04      30.00        371,232        293,750
Comcast Corp., Cl. A Special, Non-Vtg.               8,750     10/18/04      27.50      1,109,740        568,750
ConocoPhillips                                       1,000     11/22/04      75.00        376,991        320,000
ConocoPhillips                                       1,000      9/20/04      75.00        237,144        220,000
Exxon Mobil Corp.                                    2,000      9/20/04      45.00        110,996         40,000
GlobalSantaFe Corp.                                    500     10/18/04      27.50        173,492         52,500
Hewlett-Packard Co.                                    300     11/22/04      20.00         62,849         76,500
Hewlett-Packard Co.                                  7,280     11/22/04      22.50      2,157,122      3,348,800
International Business Machines Corp.                3,000     10/18/04      90.00      1,366,936      1,770,000
Kinder Morgan, Inc.                                  4,000      9/20/04      60.00        648,535        120,000
Kroger Co. (The)                                     2,499      1/24/05      17.50        480,296        349,860
Microsoft Corp.                                      2,250      9/20/04      27.50        214,870        135,000
NTL, Inc.                                            1,000     12/20/04      60.00      1,166,973        790,000
Pfizer, Inc.                                           500     12/20/04      32.50        123,497         65,000
Pfizer, Inc.                                         1,000     12/20/04      35.00        346,992        300,000
Prudential Financial, Inc.                           1,000      9/20/04      45.00        286,986         30,000
SBC Communications, Inc.                             3,500      9/20/04      25.00        134,622         35,000
SouthTrust Corp.                                     1,000      9/20/04      40.00        149,193          5,000
Tyco International Ltd.                              2,050      9/20/04      30.00        209,095         41,000
UnitedGlobalCom, Inc., Cl.                           5,000      2/21/05       7.50        784,981        550,000
Washington Mutual, Inc.                                500      9/20/04      40.00        103,498         65,000
Wyeth                                                4,000     10/18/04      40.00      1,822,913      1,320,000
                                                                                     ---------------------------
                                                                                     $ 20,807,385   $ 18,916,660
                                                                                     ===========================

12. Zero coupon bond reflects effective yield on the date of purchase.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

15. All or a portion of the Security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $2,493,795. See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      37 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,768,472,230)                                     $ 3,070,378,689
Affiliated companies (cost $86,818,279)                                              104,409,500
                                                                                 ---------------
                                                                                   3,174,788,189
------------------------------------------------------------------------------------------------
Cash                                                                                     681,433
------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                408,026
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $53,875,813 sold on a when-issued basis
or forward commitment)                                                                56,424,433
Interest, dividends and principal paydowns                                            16,348,641
Futures margins                                                                          115,910
Other                                                                                     74,799
                                                                                 ---------------
Total assets                                                                       3,248,841,431

------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Options written, at value (premiums received $26,467,664)
--see accompanying statement of investments                                           22,974,410
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $372,415,248 purchased on a when-issued basis
or forward commitment)                                                               373,459,855
Shares of beneficial interest redeemed                                                 4,005,054
Distribution and service plan fees                                                     1,146,914
Transfer and shareholder servicing agent fees                                            299,637
Shareholder communications                                                               272,458
Trustees' compensation                                                                    30,582
Other                                                                                     68,613
                                                                                 ---------------
Total liabilities                                                                    402,257,523

------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $ 2,846,583,908
                                                                                 ===============

------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                       $       240,807
------------------------------------------------------------------------------------------------
Additional paid-in capital                                                         2,437,599,367
------------------------------------------------------------------------------------------------
Accumulated net investment income                                                     28,994,342
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions        56,226,468
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                           323,522,924
                                                                                 ---------------
NET ASSETS                                                                       $ 2,846,583,908
                                                                                 ===============


                      38 | OPPENHEIMER CAPITAL INCOME FUND

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,379,955,580
and 200,962,371 shares of beneficial interest outstanding)                                        $ 11.84
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 12.56
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $316,568,243 and 27,019,525 shares
of beneficial interest outstanding)                                                               $ 11.72
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $133,368,241 and 11,407,341 shares
of beneficial interest outstanding)                                                               $ 11.69
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $16,691,844 and 1,417,564 shares
of beneficial interest outstanding)                                                               $ 11.78

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      39 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Interest:
Unaffiliated companies                                                 $   82,260,031
Affiliated companies                                                          800,000
--------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $59,967)       50,185,572
Affiliated companies                                                        1,533,800
                                                                       ---------------
Total investment income                                                   134,779,403

--------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------
Management fees                                                            14,972,144
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                     5,533,158
Class B                                                                     3,500,192
Class C                                                                     1,223,748
Class N                                                                        66,400
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                     2,653,385
Class B                                                                       671,653
Class C                                                                       197,309
Class N                                                                        29,265
--------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                       239,762
Class B                                                                       120,971
Class C                                                                        22,507
Class N                                                                         2,458
--------------------------------------------------------------------------------------
Trustees' compensation                                                         55,325
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                    52,702
--------------------------------------------------------------------------------------
Other                                                                         187,379
                                                                       ---------------
Total expenses                                                             29,528,358
Less reduction to custodian expenses                                          (16,073)
Less payments and waivers of expenses                                         (54,141)
                                                                       ---------------
Net expenses                                                               29,458,144

--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     105,321,259


                      40 | OPPENHEIMER CAPITAL INCOME FUND

------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
   Unaffiliated companies (including premiums on options exercised)   $ 173,853,028
   Affiliated companies                                                     703,275
Closing of futures contracts                                                716,782
Closing and expiration of option contracts written                        7,554,802
Foreign currency transactions                                                  (517)
Swap contracts                                                              507,498
Net increase from payments by affiliates                                    198,354
                                                                      --------------
Net realized gain                                                       183,533,222
------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                             (26,243,435)
Futures contracts                                                           580,977
Option contracts                                                         (1,135,146)
Swap contracts                                                              337,954
                                                                      --------------
Net change in unrealized appreciation                                   (26,459,650)

------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 262,394,831
                                                                      ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      41 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                   2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                                        $   105,321,259   $   120,703,591
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                         183,533,222       (27,505,993)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             (26,459,650)      327,739,226
                                                             ----------------------------------
Net increase in net assets resulting from operations             262,394,831       420,936,824

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                         (102,927,701)      (81,815,372)
Class B                                                          (12,688,798)      (11,054,004)
Class C                                                           (4,369,847)       (2,657,642)
Class N                                                             (513,100)         (214,705)

-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                          132,826,225       (14,008,667)
Class B                                                          (46,403,963)      (26,837,289)
Class C                                                           34,609,632        10,405,145
Class N                                                            7,276,288         3,937,349

-----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
Total increase                                                   270,203,567       298,691,639
-----------------------------------------------------------------------------------------------
Beginning of period                                            2,576,380,341     2,277,688,702
                                                             ----------------------------------
End of period (including accumulated net investment income
of $28,994,342 and $43,094,417, respectively)                $ 2,846,583,908   $ 2,576,380,341
                                                             ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      42 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED AUGUST 31,                   2004              2003             2002             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     11.22       $      9.76      $     12.72      $     12.88      $     13.63
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .46               .54              .51              .42              .49
Net realized and unrealized gain (loss)             .69              1.35            (2.66)             .41              .32
                                            -----------------------------------------------------------------------------------
Total from investment operations                   1.15              1.89            (2.15)             .83              .81
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income               (.53)             (.43)            (.48)            (.48)            (.49)
Distributions from net realized gain                 --                --             (.33)            (.51)           (1.07)
                                            -----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.53)             (.43)            (.81)            (.99)           (1.56)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     11.84       $     11.22      $      9.76      $     12.72      $     12.88
                                            ===================================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                10.32%            20.10%          (17.75)%           6.84%            7.24%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 2,379,956       $ 2,130,486      $ 1,873,458      $ 2,458,272      $ 2,395,444
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 2,356,948       $ 1,900,896      $ 2,224,911      $ 2,432,151      $ 2,502,535
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                              3.85%             5.41%            4.48%            3.21%            3.78%
Total expenses                                     0.89% 3,4         0.93% 3          0.98% 3          0.91% 3          0.93% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              52%              141%             148%              74%              37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      43 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED AUGUST 31,                 2004            2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   11.10       $    9.67      $   12.60      $   12.76      $   13.51
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .36             .45            .41            .32            .38
Net realized and unrealized gain (loss)           .68            1.33          (2.62)           .41            .32
                                            -------------------------------------------------------------------------
Total from investment operations                 1.04            1.78          (2.21)           .73            .70
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income             (.42)           (.35)          (.39)          (.38)          (.38)
Distributions from net realized gain               --              --           (.33)          (.51)         (1.07)
                                            -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                  (.42)           (.35)          (.72)          (.89)         (1.45)
---------------------------------------------------------------------------------------------------------------------

Net asset value, end of period              $   11.72       $   11.10      $    9.67      $   12.60      $   12.76
                                            =========================================================================

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1               9.46%          18.94%        (18.31)%         6.05%          6.34%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)    $ 316,568       $ 343,074      $ 327,368      $ 477,223      $ 472,222
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 349,853       $ 312,457      $ 410,652      $ 469,690      $ 546,390
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                            3.00%           4.55%          3.67%          2.44%          3.01%
Total expenses                                   1.76% 3,4       1.81% 3        1.76% 3        1.68% 3        1.70% 3
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            52%            141%           148%            74%            37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      44 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C    YEAR ENDED AUGUST 31,                 2004           2003      2002              2001          2000
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   11.09       $   9.66      $  12.59      $  12.76      $  13.50
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .35            .45           .42           .32           .38
Net realized and unrealized gain (loss)           .69           1.34         (2.62)          .40           .32
                                            ---------------------------------------------------------------------
Total from investment operations                 1.04           1.79         (2.20)          .72           .70
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income             (.44)          (.36)         (.40)         (.38)         (.37)
Distributions from net realized gain               --             --          (.33)         (.51)        (1.07)
                                            ---------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                     (.44)          (.36)         (.73)         (.89)        (1.44)
-----------------------------------------------------------------------------------------------------------------

Net asset value, end of period              $   11.69       $  11.09      $   9.66      $  12.59      $  12.76
                                            =====================================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1               9.40%         19.05%       (18.30)%        6.00%         6.40%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 133,368       $ 93,797      $ 72,792      $ 89,547      $ 73,346
Average net assets (in thousands)           $ 122,458       $ 75,459      $ 84,049      $ 80,390      $ 84,898
Ratios to average net assets: 2
Net investment income                            3.01%          4.55%         3.74%         2.44%         3.01%
Total expenses                                   1.72% 3,4      1.78% 3       1.76% 3       1.68% 3       1.70% 3
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            52%           141%          148%           74%           37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      45 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N    YEAR ENDED AUGUST 31,                2004          2003         2002       2001 1
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  11.16       $  9.73     $  12.69      $ 12.96
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .39           .46          .50          .28
Net realized and unrealized gain (loss)          .72          1.37        (2.66)        (.30)
                                            ---------------------------------------------------
Total from investment operations                1.11          1.83        (2.16)        (.02)
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income            (.49)         (.40)        (.47)        (.25)
Distributions from net realized gain              --            --         (.33)          --
                                            ---------------------------------------------------
Total dividends and/or distributions to
shareholders                                    (.49)         (.40)        (.80)        (.25)
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $  11.78       $ 11.16     $   9.73      $ 12.69
                                            ===================================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2             10.01%        19.45%      (17.89)%      (0.18)%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 16,692       $ 9,023     $  4,071      $   648
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 13,301       $ 5,968     $  2,839      $   214
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                           3.42%         4.92%        4.74%        2.94%
Total expenses                                  1.28% 4,5     1.35% 4      1.25% 4      1.17% 4
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                           52%          141%         148%          74%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      46 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


                      47 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2004, the market value of these securities comprised 4.2% of the Fund's net assets and resulted in unrealized cumulative losses of $2,609,574.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2004, the Fund had purchased $372,415,248 of securities on a when-issued basis or forward commitment and sold $53,875,813 of securities on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.


                      48 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.


                      49 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATE MENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED    ACCUMULATED          OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM           LOSS         FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
      ------------------------------------------------------------------------
      $ 31,712,533      $ 79,779,788   $ 16,535,375              $ 319,628,158

1. The Fund had $16,535,375 of straddle losses which were deferred.

2. During the fiscal year ended August 31, 2004, the Fund utilized $105,823,276 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                 INCREASE TO      REDUCTION TO
                                 ACCUMULATED   ACCUMULATED NET
            INCREASE TO       NET INVESTMENT     REALIZED GAIN
            PAID-IN CAPITAL           INCOME    ON INVESTMENTS 4
            ----------------------------------------------------
            $ 6,727,050          $ 1,078,112       $ 7,805,162

4. $6,727,050, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                            YEAR ENDED        YEAR ENDED
                                       AUGUST 31, 2004   AUGUST 31, 2003
            ------------------------------------------------------------
            Distributions paid from:
            Ordinary income              $ 120,499,446      $ 95,741,723

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                      50 | OPPENHEIMER CAPITAL INCOME FUND

            Federal tax cost of securities   $ 2,859,026,277
            Federal tax cost of other
            investments                         (135,911,646)
                                             ---------------
            Total federal tax cost           $ 2,723,114,631
                                             ===============
            Gross unrealized appreciation    $   386,155,135
            Gross unrealized depreciation       (66,526,977)
                                             ---------------
            Net unrealized appreciation      $   319,628,158
                                             ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      51 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED AUGUST 31, 2004     YEAR ENDED AUGUST 31, 2003
                                SHARES           AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------------
CLASS A
Sold                        27,395,516   $  328,897,834    23,888,388   $  242,116,329
Dividends and/or
distributions reinvested     8,032,385       94,957,085     7,646,622       75,313,569
Redeemed                   (24,375,517)    (291,028,694)  (33,503,854)    (331,438,565)
                           ------------------------------------------------------------
Net increase (decrease)     11,052,384   $  132,826,225    (1,968,844)  $  (14,008,667)
                           ============================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                         6,888,752   $   81,662,144     7,062,687   $   71,550,088
Dividends and/or
distributions reinvested     1,020,466       11,950,178     1,076,863       10,485,911
Redeemed                   (11,792,254)    (140,016,285)  (11,099,686)    (108,873,288)
                           ------------------------------------------------------------
Net decrease                (3,883,036)  $  (46,403,963)   (2,960,136)  $  (26,837,289)
                           ============================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                         4,346,905   $   51,194,830     2,646,850   $   27,258,931
Dividends and/or
distributions reinvested       339,300        3,974,837       249,803        2,435,681
Redeemed                    (1,740,267)     (20,560,035)   (1,972,656)     (19,289,467)
                           ------------------------------------------------------------
Net increase                 2,945,938   $   34,609,632       923,997   $   10,405,145
                           ============================================================

---------------------------------------------------------------------------------------
CLASS N
Sold                           715,430   $    8,550,182       531,993   $    5,367,224
Dividends and/or
distributions reinvested        42,495          501,477        21,477          213,022
Redeemed                      (148,746)      (1,775,371)     (163,690)      (1,642,897)
                           ------------------------------------------------------------
Net increase                   609,179   $    7,276,288       389,780   $    3,937,349
                           ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended August 31, 2004, were $1,308,934,877 and $1,167,044,227, respectively. There were purchases of $141,001,606 and sales of $131,756,897 of U.S. government and government agency obligations for the year ended August 31, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.


                      52 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2004, the Fund paid $3,525,379 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were $9,978,540, $2,981,560 and $303,546, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.


                      53 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------
August 31, 2004     $ 1,038,146        $ 29,534       $ 530,263        $ 17,067         $ 3,969

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $198,354, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $42,774, $9,447, $1,768 and $152 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of August 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value


                      54 | OPPENHEIMER CAPITAL INCOME FUND
of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                                  UNREALIZED
                                   EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                    DATES   CONTRACTS   AUGUST 31, 2004   (DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                      12/20/04         348     $  38,736,750      $   634,727
U.S. Treasury Nts., 10 yr.           12/20/04         475        53,348,438          466,984
                                                                                 ------------
                                                                                   1,101,711
                                                                                 ------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.    9/30/04-12/30/04         658       139,587,953         (779,983)
U.S. Treasury Nts., 5 yr.            12/20/04         560        61,976,250         (197,764)
                                                                                 ------------
                                                                                    (977,747)
                                                                                 ------------
                                                                                 $   123,964
                                                                                 ============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.


                      55 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY Continued

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2004 was as follows:

                                         CALL OPTIONS                 PUT OPTIONS
                            -------------------------   --------------------------
                            NUMBER OF       AMOUNT OF   NUMBER OF       AMOUNT OF
                            CONTRACTS        PREMIUMS   CONTRACTS        PREMIUMS
----------------------------------------------------------------------------------
Options outstanding as of
August 31, 2003                35,837   $   4,562,196      55,856   $  10,030,182
Options written               278,243      41,256,427     426,576      72,187,862
Options closed or expired    (236,790)    (30,023,716)   (380,526)    (54,229,655)
Options exercised             (46,865)    (10,134,628)    (25,190)     (7,181,004)
                             -----------------------------------------------------
Options outstanding as of
August 31, 2004                30,425   $   5,660,279      76,716   $  20,807,385
                             =====================================================

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).


                      56 | OPPENHEIMER CAPITAL INCOME FUND

As of August 31, 2004, the Fund had entered into the following total return swap agreements:

                                               PAID BY         RECEIVED BY
SWAP                        NOTIONAL       THE FUND AT         THE FUND AT   TERMINATION     UNREALIZED
COUNTERPARTY                  AMOUNT   AUGUST 31, 2004     AUGUST 31, 2004         DATES   APPRECIATION
-------------------------------------------------------------------------------------------------------
                                                                  Value of
                                             One-Month     total return of
                                         LIBOR less 50     Lehman Brothers
Deutsche Bank AG         $ 9,700,000      basis points          CMBS Index      12/31/04      $ 204,092
                                                                  Value of
                                             One-Month     total return of
Morgan Stanley                           LIBOR less 55   Lehman Investment
Capital Services, Inc.     9,700,000      basis points         Grade Index       9/30/04        203,934
                                                                                              ---------
                                                                                              $ 408,026
                                                                                              =========

Index abbreviations are as follows:

CMBS  Commercial Mortgage Backed Securities Markets

LIBOR London-Interbank Offered Rate

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of August 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2004 was $23,094,805, which represents 0.81% of the Fund's net assets.

--------------------------------------------------------------------------------
10. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/ trustees of certain of the Funds other than this Fund (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                      57 | OPPENHEIMER CAPITAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
October 14, 2004


                      58 | OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2004 which are not designated as capital gain distributions should be multiplied by 26.15% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $34,139,698 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      59 | OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      60 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
FUND, LENGTH OF SERVICE, AGE   OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
                               NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY
                               OVERSEEN BY TRUSTEE

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS
TRUSTEES                       6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924.
                               EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL
                               HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                               REMOVAL.

WILLIAM L. ARMSTRONG,          Chairman of the following private mortgage
Chairman of the Board          banking companies: Cherry Creek Mortgage Company
of Trustees (since 2003)       (since 1991), Centennial State Mortgage Company
and Trustee (since 1999)       (since 1994), The El Paso Mortgage Company (since
Age: 67                        1993), Transland Financial Services, Inc. (since
                               1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media
                               Corporation and Broadway Ventures (since 1984); a director of the following public companies:
                               Helmerich & Payne, Inc. (oil and gas
                               drilling/production company) (since 1992) and
                               UNUMProvident (insurance company) (since 1991).
                               Mr. Armstrong is also a Director/Trustee of Campus Crusade for Christ and the Bradley
                               Foundation. Formerly a director of the following:
                               Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and International Family Entertainment
                               (television channel) (1992-1997), Frontier Real
                               Estate, Inc. (residential real estate brokerage)
                               (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
                               1979-January 1991). Oversees 38 portfolios in the
                               OppenheimerFunds complex.

ROBERT G. AVIS,                Formerly, Director and President of A.G. Edwards
Trustee (since 1993)           Capital, Inc. (General Partner of private equity
Age: 73                        funds) (until February 2001); Chairman, President
                               and Chief Executive Officer of A.G. Edwards
                               Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                               Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999);
                               Chairman of A.G. Edwards Trust Company and A.G.E.
                               Asset Management (investment advisor) (until
                               March 1999); and a Director (until March 2000) of
                               A.G. Edwards & Sons and A.G. Edwards Trust
                               Company. Oversees 38 portfolios in the
                               OppenheimerFunds complex.

GEORGE C. BOWEN,               Formerly Assistant Secretary and a director
Trustee (since 1998)           (December 1991-April 1999) of Centennial Asset
Age: 67                        Management Corporation; President, Treasurer and
                               a director (June 1989-April 1999) of Centennial
                               Capital Corporation; Chief Executive Officer and a director of MultiSource Services, Inc. (March
                               1996-April 1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             A member of The Life Guard of Mount Vernon,
Trustee (since 1999)           George Washington's home (since June 2000).
Age: 66                        Formerly Director (March 2001-May 2002) of
                               Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner (July
                               1974-June 1999) with PricewaterhouseCoopers LLP
                               (an accounting firm); and Chairman (July
                               1994-June 1998) of Price Waterhouse LLP Global
                               Investment Management Industry Services Group.
                               Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director (since February 1998) of Rocky Mountain
Trustee (since 1990)           Elk Foundation (a not-for-profit foundation); a
Age: 62                        director (since 1997) of Putnam Lovell Finance
                               (finance company); a director (since June 2002) of UNUMProvident (an insurance company).
                               Formerly a director (October 1999-October 2003) of P.R. Pharmaceuticals (a privately held company); Chairman and a director (until October
                               1996) and President and Chief Executive Officer
                               (until October 1995) of the Manager; President,
                               Chief Executive Officer and a director (until
                               October 1995) of


                      61 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JON S. FOSSEL,                 Oppenheimer Acquisition Corp., Shareholders
Continued                      Services Inc. and Shareholder Financial Services,
                               Inc. Oversees 38 portfolios in the
                               OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado Uplift (a non-profit
Trustee (since 1996)           charity) (since September 1984). Formerly (until
Age: 63                        October 1994) Mr. Freedman held several positions
                               in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey International Studies (an
Trustee (since 2002)           educational organization) (since February 2000);
Age: 57                        a director of The California Endowment (a
                               philanthropic organization) (since April 2002) and of Community Hospital of Monterey Peninsula
                               (educational organization) (since February 2002);
                               a director of America Funds Emerging Markets
                               Growth Fund (since October 1991) (an investment company); an advisor to Credit Suisse First
                               Boston's Sprout venture capital unit. Mrs.
                               Hamilton also is a member of the investment committees of the Rockefeller Foundation and of the University of Michigan. Formerly, Trustee of
                               MassMutual Institutional Funds (open-end investment company) (1996-May 2004); a director of MML Series Investment Fund (April 1989-May
                               2004) and MML Services (April 1987-May 2004)
                               (investment companies); member of the investment committee (2000-2003) of Hartford Hospital; an advisor (2000-2003) to Unilever (Holland)'s pension fund; and President (February 1991-April
                               2000) of ARCO Investment Management Company.
                               Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,              Chairman, Chief Executive Officer and Director of
Trustee (since 2002)           Steele Street State Bank (a commercial banking
Age: 59                        entity) (since August 2003); director of Colorado
                               UpLIFT (a non-profit organization) (since 1986);
                               trustee (since 2000) of the Gallagher Family
                               Foundation (non-profit organization). Formerly,
                               Chairman of U.S. Bank-Colorado (a subsidiary of
                               U.S. Bancorp and formerly Colorado National
                               Bank,) (July 1996-April 1, 1999), a director of:
                               Commercial Assets, Inc. (a REIT) (1993-2000),
                               Jones Knowledge, Inc. (a privately held company)
                               (2001-July 2004) and U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004).
                               Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Institutional Funds (since
Trustee (since 2000)           1996) and MML Series Investment Fund (since 1987)
Age: 62                        (both open-end investment companies) and the
                               Springfield Library and Museum Association (since
                               1995) (museums) and the Community Music School of
                               Springfield (music school) (since 1996); Trustee
                               (since 1987), Chairman of the Board (since 2003) and Chairman of the investment committee (since
                               1994) for the Worcester Polytech Institute
                               (private university); and President and Treasurer
                               (since January 1999) of the SIS Fund (a private not for profit charitable fund). Formerly, member of the investment committee of the Community
                               Foundation of Western Massachusetts (1998-2003);
                               Chairman (January 1999-July 1999) of SIS & Family
                               Bank, F.S.B. (formerly SIS Bank) (commercial bank); and Executive Vice President (January
                               1999-July 1999) of Peoples Heritage Financial
                               Group, Inc. (commercial bank). Oversees 38 portfolios in the OppenheimerFunds complex.


                      62 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS
AND OFFICER                    TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                               11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY
                               SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                               RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director
President and Trustee (since   (since June 2001) and President (since September
2001)                          2000) of the Manager; President and a director or
Age: 55                        trustee of other Oppenheimer funds; President and
                               a director (since July 2001) of Oppenheimer
                               Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                               OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since
                               July 2001) of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds
                               Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management,
                               Inc., Centennial Asset Management Corporation,
                               Trinity Investment Management Corporation and
                               Tremont Capital Management, Inc. (since November
                               2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July
                               2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President
                               (since February 1997) of Massachusetts Mutual
                               Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB
                               Acquisition Corporation (a holding company that owns the shares of Babson Capital Management
                               LLC); a member of the Investment Company
                               Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September
                               2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                               Series Investment Fund and MassMutual
                               Institutional Funds (open-end investment companies); a director (September 1999-August
                               2000) of C.M. Life Insurance Company; President,
                               Chief Executive Officer and director (September
                               1999-August 2000) of MML Bay State Life Insurance
                               Company; a director (June 1989-June 1998) of
                               Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                               Oversees 73 portfolios as Trustee/Director and 10 portfolios as Officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. LEVINE AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

MIKE LEVINE,                   Vice President of the Manager since June 1998; an
Vice President and             officer of 1 portfolio in the OppenheimerFunds
Portfolio Manager              complex. Formerly Assistant Vice President and
(since 1999)                   Portfolio Manager of the Manager (April 1996 -
Age: 38                        June 1998).

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March
Treasurer (since 1999)         1999) of the Manager; Treasurer of HarbourView
Age: 44                        Asset Management Corporation, Shareholder
                               Financial Services, Inc., Shareholder Services,
                               Inc., Oppenheimer Real Asset Management
                               Corporation, and Oppenheimer Partnership
                               Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of
                               OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (since May 2000), of OFI
                               Institutional Asset Management, Inc. (since
                               November 2000), and of OppenheimerFunds


                      63 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,               Legacy Program (a Colorado non-profit
Continued                      corporation) (since June 2003); Treasurer and
                               Chief Financial Officer (since May 2000) of OFI
                               Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly
                               Assistant Treasurer of Centennial Asset
                               Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                               2000-June 2003); Principal and Chief Operating
                               Officer (March 1995-March 1999) at Bankers Trust
                               Company-Mutual Fund Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and
Vice President and Secretary   General Counsel (since February 2002) of the
(since 2001)                   Manager; General Counsel and a director (since
Age: 56                        November 2001) of the Distributor; General
                               Counsel (since November 2001) of Centennial Asset
                               Management Corporation; Senior Vice President and
                               General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation;
                               Secretary and General Counsel (since November
                               2001) of Oppenheimer Acquisition Corp.; Assistant
                               Secretary and a director (since October 1997) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and a director (since November 2001) of Oppenheimer
                               Partnership Holdings, Inc.; a director (since
                               November 2001) of Oppenheimer Real Asset
                               Management, Inc.; Senior Vice President, General
                               Counsel and a director (since November 2001) of Shareholder Financial Services, Inc., Shareholder
                               Services, Inc., OFI Private Investments, Inc. and
                               OFI Trust Company; Vice President (since November
                               2001) of OppenheimerFunds Legacy Program; Senior
                               Vice President and General Counsel (since
                               November 2001) of OFI Institutional Asset
                               Management, Inc.; a director (since June 2003) of
                               OppenheimerFunds (Asia) Limited. Formerly Senior
                               Vice President (May 1985-December 2003), Acting
                               General Counsel (November 2001-February 2002) and
                               Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November
                               2001), Shareholder Financial Services, Inc.
                               (November 1989-November 2001); and
                               OppenheimerFunds International Ltd. (October
                               1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance
Vice President and             Officer (since March 2004) of the Manager; Vice
Chief Compliance Officer       President (since June 1983) of OppenheimerFunds
(since 2004)                   Distributor, Inc., Centennial Asset Management
Age: 53                        Corporation and Shareholder Services, Inc.
                               Formerly (until February 2004) Vice President and
                               Director of Internal Audit of OppenheimerFunds,
                               Inc. An officer of 83 portfolios in the
                               Oppenheimer funds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1.800.525.7048.


                      64 | OPPENHEIMER CAPITAL INCOME FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $36,000 in fiscal 2004 and $33,000 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $40,259 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $10,448 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $3,500 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $54,207 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The members of the Governance Committee are Robert Malone (Chairman), William Armstrong, Beverly Hamilton and F. William Marshall, Jr. Each member of the Committee is independent, meaning each person is not "interested person" as defined in the Act. The Governance Committee was established in August 2004. The Governance Committee is expected to consider general governance matters, including a formal process for shareholders to send communications to the Board and the qualifications of candidates for board positions including consideration of any candidate recommended by shareholders.

The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. That policy is as follows. To date, the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose of considering potential nominees. This Committee also will select and nominate, to the full Board, nominees for election as Trustees, and select and nominate Independent Trustees for election. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com http://www.oppenheimerfunds.com/ under the caption "contact us" or by mail to the Fund at the address above. The Governance Committee will consider if a different process should be recommended to the Board.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of August 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

     (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

     (B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)